UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ACCO BRANDS CORPORATION
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on May 15, 2018.

ACCO BRANDS CORPORATION

ACCO BRANDS CORPORATION
FOUR CORPORATE DRIVE
LAKE ZURICH, IL 60047
Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 19, 2018
Date:	May 15, 2018	Time:	10:30 AM, CDT
Location:	Kemper Lakes Business Center
Three Corporate Drive
Lake Zurich, Illinois 60047

You are receiving this communication because you hold shares in the company named above.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E43454-P04603-Z71968

––––––––     Before You Vote       ––––––––
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice and Proxy Statement	2. Annual Report

How to View Online:
Have the information that is printed in the box marked by the arrow   (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before May 1, 2018 to facilitate timely delivery.

––––––––     How To Vote     ––––––––
Please Choose One of the Following Voting Methods

Vote In Person: Our stockholder meetings have attendance requirements including, but not limited to, the possession of acceptable proof of stock ownership. Please review the proxy materials for directions to the annual meeting and information on what you will need to present in order to gain access to the meeting.  At the meeting, you will need to request a ballot to vote the shares.

Vote By Internet:  To vote now by Internet, go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow   (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends you vote FOR the following director nominees:

1.	Election of Directors

Nominees:

1a.	James A. Buzzard

1b.	Kathleen S. Dvorak

1c.	Boris Elisman

1d.	Pradeep Jotwani

1e.	Robert J. Keller

1f.	Thomas Kroeger

1g.	Ron Lombardi

1h.	Graciela Monteagudo

1i.	Hans Michael Norkus

1j.	E. Mark Rajkowski
The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	The ratification of the selection of KPMG LLP as our independent registered public accounting firm for 2018.

3.	The approval, by non-binding advisory vote, of the compensation of our named executive officers.

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

E43456-P04603-Z71968